Schedule of Investments PIMCO Strategic Income Fund, Inc.	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 296.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 17.7%
Altar Bidco, Inc. 10.399% due 02/01/2030 ~		$700	$693
Amsurg 14.248% due 07/20/2026 «~		3,545	3,545
Diamond Sports Group LLC TBD% due 05/25/2026		1,388	1,336
Gateway Casinos & Entertainment Ltd.
13.413% (CDOR03 + 8.000%) due 10/18/2027 ~	CAD	575	425
13.469% due 10/15/2027		$2,635	2,642
Lealand Finance Co. BV 8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		28	15
Lealand Finance Co. BV (6.441% Cash and 3.000% PIK) 9.441% due 06/30/2025 (c)		198	82
Lifepoint Health, Inc. 11.087% due 11/16/2028		1,250	1,255
Market Bidco Ltd. 10.044% due 11/04/2027	GBP	2,749	3,471
NAC Aviation 29 DAC 7.319% (TSFR06M + 2.164%) due 06/30/2026 ~		$412	395
Oi SA 12.500% due 09/07/2024		670	667
Poseidon Bidco SASU 8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	1,000	1,062
Promotora de Informaciones SA 9.123% (EUR003M + 5.220%) due 12/31/2026 ~		3,792	4,044
Promotora de Informaciones SA (6.873% Cash and 5.000% PIK) 11.873% (EUR003M + 2.970%) due 06/30/2027 ~(c)		575	589
PUG LLC 10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		$1,000	1,003
Softbank Vision Fund 6.000% due 12/23/2025 «		1,341	1,280
Steenbok Lux Finco 1 SARL 10.000% (EUR006M + 10.000%) due 06/30/2026 «~	EUR	28	31
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026		10,554	3,263
10.000% (EUR006M + 10.000%) due 06/30/2026 «~		19	21
Syniverse Holdings, Inc. 12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		$4,818	4,612
U.S. Renal Care, Inc. 10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		3,387	2,952
Wesco Aircraft Holdings, Inc. TBD% due 05/01/2024		2,647	2,833
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		3	2
Windstream Services LLC 11.680% due 09/21/2027		16	16

Total Loan Participations and Assignments (Cost $38,925)			36,234

CORPORATE BONDS & NOTES 56.1%
BANKING & FINANCE 25.7%
Agps Bondco PLC
4.625% due 01/14/2026	EUR	2,900	1,225
5.500% due 11/13/2026		1,800	756
Ally Financial, Inc. 6.848% due 01/03/2030 •(k)		$1,600	1,648
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		2,400	2,268
Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •	EUR	400	453
8.000% due 01/22/2030 •		1,304	1,426
10.500% due 07/23/2029		1,360	1,732
Banco Bilbao Vizcaya Argentaria SA 6.033% due 03/13/2035 •(k)		$2,200	2,234
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	400	106
Barclays PLC
2.894% due 11/24/2032 •(k)		$200	166
5.690% due 03/12/2030 •(k)		2,100	2,112
6.036% due 03/12/2055 •		200	208
6.224% due 05/09/2034 •(k)		2,800	2,889

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

7.437% due 11/02/2033 •(k)		800	889
CaixaBank SA
5.673% due 03/15/2030 •		600	600
6.037% due 06/15/2035 •		400	404
6.840% due 09/13/2034 •(k)		1,600	1,711
Corestate Capital Holding SA (3.500% Cash or 9.000% PIK) 3.500% due 07/31/2049 (c)	EUR	134	51
Country Garden Holdings Co. Ltd.
5.400% due 05/27/2025 ^(d)		$1,000	68
6.150% due 09/17/2025 ^(d)		200	14
Credit Suisse AG AT1 Claim		600	69
Deutsche Bank AG
3.547% due 09/18/2031 •(k)		300	264
5.000% due 09/05/2030 •	EUR	400	449
6.720% due 01/18/2029 •(k)		$600	621
6.819% due 11/20/2029 •(k)		600	628
EPR Properties
3.750% due 08/15/2029		100	88
4.500% due 06/01/2027 (k)		300	286
Essential Properties LP 2.950% due 07/15/2031		100	81
Fairfax Financial Holdings Ltd. 6.350% due 03/22/2054		800	817
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (k)		2,400	2,193
Ford Motor Credit Co. LLC 5.800% due 03/08/2029		3,000	3,013
Hudson Pacific Properties LP
3.250% due 01/15/2030 (k)		300	231
3.950% due 11/01/2027		100	89
4.650% due 04/01/2029 (k)		300	256
5.950% due 02/15/2028 (k)		900	833
Intesa Sanpaolo SpA 7.200% due 11/28/2033 (k)		3,600	3,880
Lazard Group LLC 6.000% due 03/15/2031 (k)		900	909
Lloyds Banking Group PLC 5.679% due 01/05/2035 •(k)		2,000	2,013
Panther Escrow Issuer LLC 7.125% due 06/01/2031 (b)		200	204
Radian Group, Inc. 6.200% due 05/15/2029 (k)		2,000	2,031
Sammons Financial Group, Inc. 6.875% due 04/15/2034		600	605
Santander U.K. Group Holdings PLC 3.823% due 11/03/2028 •(k)		2,130	2,004
Societe Generale SA 6.691% due 01/10/2034 •(k)		3,500	3,673
SVB Financial Group
1.800% due 02/02/2031 ^(d)		502	313
2.100% due 05/15/2028 ^(d)		100	64
4.570% due 04/29/2033 ^(d)		600	381
Trust Fibra Uno 7.375% due 02/13/2034 (k)		1,000	999
UBS Group AG
5.428% due 02/08/2030 •(k)		1,100	1,102
5.699% due 02/08/2035 •(k)		700	704
Uniti Group LP
6.000% due 01/15/2030 (k)		2,738	2,044
10.500% due 02/15/2028 (k)		251	261
VICI Properties LP
3.875% due 02/15/2029 (k)		200	184
5.750% due 04/01/2034		100	99
6.125% due 04/01/2054		200	198

			52,546

INDUSTRIALS 25.9%
Altice France Holding SA
8.000% due 05/15/2027	EUR	400	144
10.500% due 05/15/2027		$600	225
American Airlines Pass-Through Trust
3.000% due 04/15/2030 (k)		134	123
3.350% due 04/15/2031 (k)		843	773
3.700% due 04/01/2028 (k)		1,268	1,217
BAT Capital Corp.
6.343% due 08/02/2030 (k)		400	417
6.421% due 08/02/2033 (k)		300	314
Bayer U.S. Finance LLC
6.250% due 01/21/2029 (k)		200	204
6.375% due 11/21/2030 (k)		400	409
6.500% due 11/21/2033 (k)		400	407
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		198	191
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)(k)		2,772	2,660

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)(k)		1,686	1,666
CGG SA
7.750% due 04/01/2027	EUR	416	412
8.750% due 04/01/2027 (k)		$4,612	4,183
Cheniere Energy, Inc. 5.650% due 04/15/2034		600	605
CVS Pass-Through Trust 7.507% due 01/10/2032 (k)		532	551
DISH DBS Corp.
5.250% due 12/01/2026		2,658	2,098
5.750% due 12/01/2028		1,600	1,103
Ecopetrol SA
6.875% due 04/29/2030 (k)		2,860	2,794
8.375% due 01/19/2036		80	81
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		42	7
Gazprom PJSC Via Gaz Capital SA 8.625% due 04/28/2034		1,710	1,559
GN Bondco LLC 9.500% due 10/15/2031		100	100
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		3,956	3,685
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	600	637
LifePoint Health, Inc. 11.000% due 10/15/2030 (k)		$1,700	1,819
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029 (k)		1,200	941
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		6,000	5,607
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		784	652
6.840% due 01/23/2030 (k)		200	176
8.750% due 06/02/2029 (k)		350	342
Rivian Holdings LLC 11.493% due 10/15/2026 •		300	303
Spirit Airlines Pass-Through Trust 4.100% due 10/01/2029		56	52
Topaz Solar Farms LLC 4.875% due 09/30/2039 (k)		695	618
U.S. Renal Care, Inc. 10.625% due 06/28/2028 (k)		1,454	1,276
United Airlines Pass-Through Trust 4.150% due 02/25/2033		70	66
Vale SA 1.378% due 12/29/2049 ~(h)	BRL	50,000	3,233
Venture Global LNG, Inc.
9.500% due 02/01/2029 (k)		$912	984
9.875% due 02/01/2032 (k)		500	539
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		10,800	9,828

			53,001

UTILITIES 4.5%
NGD Holdings BV 6.750% due 12/31/2026 (k)		1,305	907
Oi SA 10.000% due 07/27/2025 ^(d)		3,220	56
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (k)		200	150
4.200% due 06/01/2041 (k)		200	161
4.300% due 03/15/2045 (k)		950	752
PacifiCorp 5.800% due 01/15/2055 (k)		1,100	1,086
Peru LNG SRL 5.375% due 03/22/2030 (k)		2,800	2,439
Tierra Mojada Luxembourg SARL 5.750% due 12/01/2040 (k)		1,176	1,082
Vistra Operations Co. LLC 6.950% due 10/15/2033 (k)		2,400	2,564

			9,197

Total Corporate Bonds & Notes (Cost $123,153)			114,744

CONVERTIBLE BONDS & NOTES 0.0%
BANKING & FINANCE 0.0%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (c)	EUR	157	59

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

Total Convertible Bonds & Notes (Cost $178)		59

MUNICIPAL BONDS & NOTES 3.5%
CALIFORNIA 0.9%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	$80	74
3.487% due 06/01/2036	1,000	834
3.850% due 06/01/2050	890	835

		1,743

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010 6.725% due 04/01/2035	14	15

MICHIGAN 1.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	3,000	2,379

PUERTO RICO 0.3%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043	1,022	592

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	25,300	2,346

Total Municipal Bonds & Notes (Cost $7,772)		7,075

U.S. GOVERNMENT AGENCIES 163.7%
Fannie Mae
0.000% due 02/25/2052 •(a)	119,286	768
0.119% due 08/25/2054 ~(a)(k)	4,094	169
0.565% due 10/25/2049 •(a)(k)	6,009	654
0.615% due 02/25/2049 •(a)	63	6
0.665% due 07/25/2050 •(a)(k)	897	93
1.180% due 12/25/2042 ~(a)	2,422	51
1.315% due 07/25/2041 •(a)(k)	315	12
2.500% due 12/25/2027 (a)(k)	526	15
3.000% due 06/25/2050 (a)(k)	1,097	216
3.500% due 07/25/2036 (a)(k)	2,787	292
3.500% due 07/25/2042 - 12/25/2049 (a)	344	40
4.000% due 06/25/2050 (a)(k)	565	108
4.250% due 11/25/2024 (k)	5	5
4.500% due 07/25/2040 (k)	350	338
4.644% due 02/25/2042 ~	224	220
4.776% due 12/25/2042 ~	14	14
5.000% due 07/25/2037 (a)	425	63
5.000% due 01/25/2038 - 07/25/2038 (k)	2,228	2,230
5.116% due 10/25/2042 ~	6	6
5.447% due 10/25/2042 ~	163	164
5.500% due 11/25/2032 - 04/25/2035 (k)	2,150	2,154
5.750% due 06/25/2033	10	10
5.807% due 08/25/2043	721	704
6.000% due 09/25/2031 (k)	54	54
6.000% due 01/25/2044	504	512
6.135% due 09/01/2028 •	1	1
6.325% due 11/01/2027 •	5	5
6.500% due 04/01/2031 - 11/01/2047	1,656	1,689
6.500% due 09/25/2031 - 04/01/2037 (k)	174	176
6.850% due 12/18/2027	2	2
7.000% due 06/18/2027 - 01/01/2047	373	380
7.000% due 02/25/2035 (k)	30	31
7.000% due 09/25/2041 ~	159	157
7.500% due 11/25/2026 - 06/25/2044	391	396
7.500% due 06/19/2041 ~	53	54
8.000% due 06/19/2041 ~	475	485
8.500% due 06/18/2027 - 06/25/2030	36	37
Freddie Mac
0.000% due 05/15/2038 - 11/15/2038 ~(a)(k)	8,840	476
0.000% due 11/15/2048 •(a)(k)	4,943	184
0.188% due 08/15/2036 ~(a)(k)	681	30
0.565% due 04/25/2048 - 11/25/2049 •(a)(k)	26,107	3,158
0.715% due 05/25/2050 •(a)	611	74
2.010% due 11/25/2045 ~(a)	5,336	346
3.000% due 11/25/2050 (a)(k)	8,231	1,239
3.000% due 01/25/2051 (a)	473	69
3.500% due 05/25/2050 (a)	495	97
4.335% due 07/25/2032 ~	61	57
5.500% due 04/01/2039 - 06/15/2041 (k)	1,968	2,017
6.000% due 12/15/2028 - 03/15/2035 (k)	542	550

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

6.000% due 04/15/2031 - 02/01/2034	56	56
6.262% due 12/01/2026 •	1	1
6.500% due 03/15/2026 - 09/01/2047	259	261
6.500% due 02/15/2028 - 03/25/2044 (k)	2,223	2,259
6.500% due 09/25/2043 ~	34	34
7.000% due 05/15/2024 - 10/25/2043	438	454
7.000% due 07/15/2027 - 06/15/2031 (k)	480	489
7.500% due 05/15/2024 - 12/01/2030 (k)	218	221
7.500% due 12/01/2025 - 02/25/2042	84	83
8.000% due 12/01/2026 - 04/15/2030	29	29
10.585% due 10/25/2029 •	650	713
12.985% due 12/25/2027 •	1,324	1,398
Ginnie Mae
0.607% due 08/20/2049 - 09/20/2049 •(a)(k)	22,806	2,435
0.616% due 09/20/2049 •(a)(k)	24,065	2,290
0.757% due 06/20/2047 •(a)(k)	4,962	491
6.000% due 04/15/2029 - 12/15/2038	349	356
6.000% due 11/15/2038 (k)	144	149
6.500% due 04/15/2032 - 10/20/2038	157	162
7.000% due 07/15/2025 - 06/15/2026	2	2
7.500% due 10/15/2025 - 02/15/2029	167	167
8.500% due 02/15/2031	5	5
Ginnie Mae, TBA
4.000% due 04/01/2054	12,000	11,245
4.500% due 04/01/2054	100	96
U.S. Small Business Administration
4.625% due 02/01/2025	7	7
5.510% due 11/01/2027	54	53
5.780% due 08/01/2027	3	3
5.820% due 07/01/2027	4	4
Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 03/01/2048	192	181
4.000% due 09/01/2047 - 11/01/2047 (k)	4,794	4,530
4.500% due 03/01/2028 - 08/01/2041	106	105
6.000% due 12/01/2032 - 10/01/2036	135	138
6.000% due 04/01/2035 - 06/01/2040 (k)	1,573	1,630
6.500% due 09/01/2028 - 02/01/2038	498	516
6.500% due 12/01/2036 (k)	96	100
8.000% due 12/01/2024 - 11/01/2031	56	56
Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2054	700	683
5.500% due 05/01/2054	400	398
6.500% due 04/01/2054 - 05/01/2054	276,000	281,859
Vendee Mortgage Trust
6.500% due 03/15/2029	31	30
6.750% due 02/15/2026 - 06/15/2026	14	14
7.500% due 09/15/2030	642	666

Total U.S. Government Agencies (Cost $354,544)		334,977

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.2%
Adjustable Rate Mortgage Trust
6.169% due 07/25/2035 ~	159	147
6.555% due 08/25/2035 «~	106	100
Ashford Hospitality Trust 6.898% due 04/15/2035 •(k)	2,200	2,158
Atrium Hotel Portfolio Trust 7.123% due 12/15/2036 •(k)	1,600	1,531
Banc of America Mortgage Trust 4.997% due 02/25/2035 «~	3	3
Bancorp Commercial Mortgage Trust 9.193% due 08/15/2032 •	272	271
BCAP LLC Trust 5.834% due 07/26/2036 ~	117	97
Bear Stearns ALT-A Trust 4.266% due 08/25/2036 ~	208	103
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	108	103
5.752% due 12/11/2040 ~	351	330
BX Trust 6.827% due 10/15/2036 •	1,000	993
CALI Mortgage Trust 3.957% due 03/10/2039 (k)	1,100	984
Citigroup Commercial Mortgage Trust 5.248% due 12/10/2049 ~	587	378
Citigroup Mortgage Loan Trust 7.000% due 09/25/2033 «	1	1
Colony Mortgage Capital Ltd. 7.461% due 11/15/2038 •(k)	1,000	933
Commercial Mortgage Loan Trust 6.369% due 12/10/2049 ~	777	32
Commercial Mortgage Trust 11.440% due 12/15/2038 •	1,380	992
Countrywide Alternative Loan Trust 5.864% due 07/25/2046 •	862	759

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

Countrywide Home Loan Mortgage Pass-Through Trust
5.563% due 08/25/2034 «~		131	120
6.084% due 03/25/2035 •		652	562
7.314% due 03/25/2046 •		874	559
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034 «		174	173
7.500% due 06/25/2035		36	36
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 7.000% due 02/25/2034 «		127	123
Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.431% due 11/10/2032		1,200	1,018
6.500% due 03/25/2036		731	112
Eurosail PLC
6.942% due 09/13/2045 •	GBP	1,582	1,842
7.592% due 09/13/2045 •		1,130	1,296
9.192% due 09/13/2045 •		960	1,182
Freddie Mac
12.820% due 10/25/2041 •(k)		$2,800	3,045
13.120% due 11/25/2041 •(k)		2,800	3,060
GC Pastor Hipotecario FTA 4.093% due 06/21/2046 •	EUR	654	618
GMAC Mortgage Corp. Loan Trust 4.020% due 08/19/2034 «~		$15	13
GS Mortgage Securities Corp. Trust
4.605% due 10/10/2032 ~(k)		2,200	2,030
4.605% due 10/10/2032 ~		400	361
8.726% due 08/15/2039 •(k)		3,400	3,421
GSAA Home Equity Trust 6.000% due 04/01/2034		380	368
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043 (k)		1,267	1,277
7.500% due 06/19/2027 «~		11	10
8.000% due 09/19/2027 «~		275	255
GSR Mortgage Loan Trust
5.774% due 12/25/2034 «•		39	34
ILPT Commercial Mortgage Trust 9.517% due 10/15/2039 •		1,400	1,370
IM Pastor Fondo de Titluzacion Hipotecaria 4.062% due 03/22/2043 •	EUR	186	175
JP Morgan Chase Commercial Mortgage Securities Trust
5.922% due 04/15/2037 •		$976	934
7.189% due 12/15/2036 «•		1,000	350
7.190% due 03/15/2036 •		900	475
8.623% due 02/15/2035 •		1,048	1,025
11.830% due 11/15/2038 •(k)		2,200	2,019
JP Morgan Mortgage Trust
5.500% due 06/25/2037 «		3	3
6.116% due 10/25/2036 ~		617	493
LUXE Commercial Mortgage Trust 8.194% due 10/15/2038 •(k)		3,016	3,021
MASTR Adjustable Rate Mortgages Trust 4.442% due 10/25/2034 ~		217	192
MASTR Alternative Loan Trust
6.250% due 07/25/2036		226	124
7.000% due 04/25/2034 «		17	17
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		2,135	1,474
7.500% due 07/25/2035		1,135	806
MFA Trust 3.661% due 01/26/2065 ~		300	254
Morgan Stanley Re-REMIC Trust 4.278% due 12/26/2046 ~		6,647	6,070
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034		457	404
7.500% due 03/25/2034 (k)		1,402	1,253
7.500% due 10/25/2034		1,371	1,219
New Orleans Hotel Trust 6.962% due 04/15/2032 •		1,000	941
Newgate Funding PLC
5.190% due 12/15/2050 •	EUR	1,051	1,088
5.440% due 12/15/2050 •		1,051	1,081
RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$2,201	1,165
6.250% due 12/26/2036 ~		5,156	1,792
Residential Accredit Loans, Inc. Trust 6.000% due 08/25/2035		678	576
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		162	160
8.500% due 11/25/2031		607	286
8.500% due 12/25/2031 «		6	3
Structured Asset Securities Corp. Mortgage Loan Trust 7.500% due 10/25/2036		2,088	1,202
WaMu Mortgage Pass-Through Certificates Trust 4.612% due 05/25/2035 ~		48	47
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034 «		29	28

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

7.500% due 04/25/2033 «		78	76
Wells Fargo Commercial Mortgage Trust 4.928% due 12/15/2039 ~(k)		2,558	2,314

Total Non-Agency Mortgage-Backed Securities (Cost $68,300)			63,867

ASSET-BACKED SECURITIES 5.2%
Access Financial Manufactured Housing Contract Trust 7.650% due 05/15/2049		200	1
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 8.969% due 11/25/2032 «•		39	7
Bear Stearns Asset-Backed Securities Trust 3.563% due 09/25/2034 «•		110	105
Conseco Finance Corp. 6.530% due 02/01/2031 ~		46	40
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		1,417	367
Countrywide Asset-Backed Certificates Trust
4.651% due 11/25/2034 •(k)		2,297	1,797
5.844% due 06/25/2037 •(k)		1,368	1,363
ECAF Ltd. 4.947% due 06/15/2040		1,134	794
Elmwood CLO Ltd. 0.000% due 04/20/2034 ~		1,213	932
Flagship Credit Auto Trust 0.000% due 12/15/2025 «(g)		12	0
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~		500	243
MAN GLG U.S. CLO Ltd. 0.000% due 07/15/2034 ~		250	170
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		6	23
0.000% due 04/16/2029 «(g)		10	43
0.000% due 07/16/2029 «(g)		7	73
National Collegiate Commutation Trust 0.000% due 03/25/2038 •		10,400	2,773
SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		5	1,339
0.000% due 02/16/2055 «(g)		0	525

Total Asset-Backed Securities (Cost $27,937)			10,595

SOVEREIGN ISSUES 4.4%
Argentina Government International Bond
0.750% due 07/09/2030 þ		515	260
1.000% due 07/09/2029		269	144
3.500% due 07/09/2041 þ(k)		1,880	760
3.625% due 07/09/2035 þ(k)		904	377
3.625% due 07/09/2046 þ		115	52
4.250% due 01/09/2038 þ(k)		4,388	2,043
Argentina Treasury Bond BONCER 0.000% due 06/30/2025 (g)	ARS	4,366	6
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$323	167
7.875% due 02/11/2035 ^(d)		388	200
Israel Government International Bond
5.375% due 03/12/2029		1,400	1,404
5.500% due 03/12/2034		1,400	1,389
Romania Government International Bond 5.500% due 09/18/2028	EUR	1,900	2,116
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$13	2
9.250% due 09/15/2027 ^(d)		171	31

Total Sovereign Issues (Cost $10,096)			8,951

		SHARES
COMMON STOCKS 10.4%
COMMUNICATION SERVICES 0.4%
Clear Channel Outdoor Holdings, Inc. (e)		291,816	482
iHeartMedia, Inc. 'A' (e)		68,102	142
iHeartMedia, Inc. 'B' «(e)		52,880	99
Promotora de Informaciones SA 'A' (e)		207,627	79

			802

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(i)		17,707,907	0

ENERGY 0.0%
Axis Energy Services 'A' «(i)		422	12

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

FINANCIALS 2.1%
Banca Monte dei Paschi di Siena SpA (e)		323,500	1,466
Intelsat Emergence SA «(i)		98,888	2,711

			4,177

HEALTH CARE 4.7%
Amsurg Equity «(e)(i)		192,582	9,525

INDUSTRIALS 2.8%
NAC Aviation «(e)(i)		7,719	146
Neiman Marcus Group Ltd. LLC «(e)(i)		32,851	4,808
Syniverse Holdings, Inc. «(i)		888,904	820
Westmoreland Mining Holdings «(e)(i)		69	0
Westmoreland Mining LLC «(e)(i)		70	0

			5,774

UTILITIES 0.4%
Windstream Units «(e)		28,052	886

Total Common Stocks (Cost $21,562)			21,176

RIGHTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Promotora de Informaciones SA		207,627	1

Total Rights (Cost $0)			1

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		711	1

Total Warrants (Cost $2,662)			1

PREFERRED SECURITIES 1.6%
BANKING & FINANCE 1.6%
Capital Farm Credit ACA 5.000% due 03/15/2026 •(h)		1,300,000	1,226
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(h)		1,000,000	972
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)		961,600	1,101
SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)		100,000	2
4.700% due 11/15/2031 ^(d)(h)		26,000	0

Total Preferred Securities (Cost $3,593)			3,301

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
Uniti Group, Inc.		54,523	322
VICI Properties, Inc.		33,427	996

Total Real Estate Investment Trusts (Cost $822)			1,318

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.0%
REPURCHASE AGREEMENTS (j) 1.1%			2,199

SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 3.750% due 05/20/2024	ARS	7,180	8

U.S. TREASURY BILLS 0.9%
5.417% due 05/09/2024 - 06/06/2024 (f)(g)(k)(n)		$1,910	1,898

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

Total Short-Term Instruments (Cost $4,104)		4,105

Total Investments in Securities (Cost $663,648)		606,404

	SHARES
INVESTMENTS IN AFFILIATES 3.1%
SHORT-TERM INSTRUMENTS 3.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%
PIMCO Short-Term Floating NAV Portfolio III	652,861	6,350

Total Short-Term Instruments (Cost $6,352)		6,350

Total Investments in Affiliates (Cost $6,352)		6,350

Total Investments 299.5% (Cost $670,000)		$612,754
Financial Derivative Instruments (l)(m) 0.1%(Cost or Premiums, net $8,210)		133
Other Assets and Liabilities, net (199.6)%		(408,306)

Net Assets 100.0%		$204,581

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity	11/02/2023 - 11/06/2023	$8,047	$9,525	4.66%
Axis Energy Services 'A'	07/01/2021	6	12	0.01
Intelsat Emergence SA	06/19/2017 - 02/23/2024	6,774	2,711	1.33
NAC Aviation	06/01/2022	347	146	0.07
Neiman Marcus Group Ltd. LLC	09/25/2020	1,058	4,808	2.35
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	874	820	0.40
Westmoreland Mining Holdings	03/26/2019	0	0	0.00
Westmoreland Mining LLC	06/30/2023	1	0	0.00

$17,107	$18,022	8.82%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	03/28/2024	04/01/2024	$2,199	U.S. Treasury Notes 5.000% due 09/30/2025	$(2,243)	$2,199	$2,200

Total Repurchase Agreements	$(2,243)	$2,199	$2,200

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.680%	03/21/2024	05/20/2024	$(2,560)	$(2,564)
BOM	5.820	03/04/2024	04/04/2024	(921)	(925)
BOS	5.570	03/11/2024	04/10/2024	(1,146)	(1,150)
5.770	01/08/2024	04/08/2024	(980)	(993)
BPS	5.650	09/18/2023	TBD(3)	(494)	(509)
5.700	09/18/2023	TBD(3)	(226)	(233)
5.980	03/20/2024	04/11/2024	(3,228)	(3,235)
6.080	02/15/2024	08/13/2024	(5,816)	(5,861)
6.180	11/24/2023	04/08/2024	(363)	(371)
6.580	01/22/2024	07/18/2024	(2,542)	(2,576)
6.880	01/22/2024	07/18/2024	(3,879)	(3,931)
BRC	6.150	11/09/2023	TBD(3)	(958)	(981)
6.470	02/07/2024	05/07/2024	(1,715)	(1,731)

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

6.520	02/07/2024	05/07/2024	(3,126)	(3,156)
6.630	03/12/2024	07/10/2024	(1,411)	(1,416)
BYR	5.980	01/08/2024	04/08/2024	(2,807)	(2,846)
5.990	03/06/2024	06/04/2024	(3,423)	(3,437)
6.030	03/04/2024	05/20/2024	(691)	(694)
CIB	5.900	03/15/2024	04/15/2024	(526)	(528)
DBL	6.272	03/08/2024	05/03/2024	(782)	(785)
6.472	03/08/2024	05/03/2024	(1,539)	(1,545)
DEU	5.450	03/13/2024	04/11/2024	(7,481)	(7,503)
5.680	03/14/2024	06/12/2024	(5,651)	(5,668)
5.830	03/14/2024	06/12/2024	(2,852)	(2,860)
IND	5.721	03/11/2024	09/06/2024	(427)	(429)
5.870	03/01/2024	04/11/2024	(398)	(400)
5.910	03/18/2024	06/13/2024	(431)	(432)
5.944	03/11/2024	07/08/2024	(1,947)	(1,954)
5.990	02/27/2024	05/28/2024	(3,016)	(3,033)
JML	5.750	03/22/2024	05/03/2024	(2,441)	(2,445)
JPS	6.380	01/02/2024	04/03/2024	(1,684)	(1,711)
MSB	6.130	02/23/2024	08/21/2024	(1,255)	(1,263)
6.280	02/23/2024	08/21/2024	(2,380)	(2,396)
RCY	5.460	03/28/2024	04/29/2024	(4,780)	(4,783)
5.830	03/15/2024	04/15/2024	(4,368)	(4,380)
RTA	6.130	03/05/2024	07/03/2024	(1,691)	(1,699)
6.570	03/28/2024	05/13/2024	(920)	(921)
SCX	5.670	02/08/2024	05/08/2024	(2,613)	(2,635)
SOG	5.500	07/28/2023	TBD(3)	(117)	(122)
5.570	07/28/2023	TBD(3)	(218)	(226)
5.600	01/30/2024	TBD(3)	(7,457)	(7,529)
5.720	03/04/2024	04/11/2024	(2,117)	(2,127)
5.720	03/04/2024	04/29/2024	(356)	(357)
5.740	01/09/2024	04/08/2024	(11,038)	(11,184)
5.740	03/06/2024	04/08/2024	(937)	(941)
6.050	11/14/2023	04/10/2024	(1,010)	(1,033)
6.050	02/08/2024	04/10/2024	(624)	(629)
6.100	02/08/2024	04/12/2024	(2,338)	(2,359)
6.100	03/06/2024	04/12/2024	(1,872)	(1,880)
TDM	5.470	07/28/2023	TBD(3)	(71)	(74)
5.490	07/28/2023	TBD(3)	(129)	(134)
5.580	02/20/2024	04/22/2024	(1,704)	(1,715)
5.650	07/28/2023	TBD(3)	(3,979)	(4,134)
UBS	5.850	02/26/2024	05/24/2024	(1,367)	(1,375)

Total Reverse Repurchase Agreements	$(119,798)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (1.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2039	$300	$(265)	$(266)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2054	1,950	(1,518)	(1,543)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	600	(499)	(497)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2054	1,200	(1,112)	(1,111)

Total Short Sales (1.7)%	$(3,394)	$(3,417)

(k)	Securities with an aggregate market value of $140,280 and cash of $300 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(108,042) at a weighted average interest rate of 5.812%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2025	4	$(954)	$24	$0	$0
3-Month SOFR Active Contract December Futures	03/2026	5	(1,203)	20	1	0
3-Month SOFR Active Contract June Futures	09/2024	6	(1,423)	41	0	0
3-Month SOFR Active Contract June Futures	09/2025	4	(959)	19	1	0
3-Month SOFR Active Contract March Futures	06/2024	7	(1,657)	49	0	0
3-Month SOFR Active Contract March Futures	06/2025	4	(957)	21	1	0
3-Month SOFR Active Contract March Futures	06/2026	4	(963)	15	0	0
3-Month SOFR Active Contract September Futures	12/2024	6	(1,427)	38	1	0
3-Month SOFR Active Contract September Futures	12/2025	4	(961)	17	0	0

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

Total Futures Contracts								$244		$4	$0

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.595%		$500	$(5)	$13	$8	$0	$0

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	15,500	$280	$52	$332	$44	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		5,900	680	3,303	3,983	0	(37)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024		$32,500	(307)	298	(9)	12	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2024		14,000	12	351	363	10	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		8,800	(1)	247	246	5	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		4,400	0	125	125	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	06/20/2025		8,400	130	156	286	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		142,900	(321)	4,195	3,874	112	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		700	0	33	33	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		3,200	(1)	298	297	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,130	0	195	195	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		3,500	(1)	310	309	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		1,000	0	89	89	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	02/24/2027		3,400	(9)	(272)	(281)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		11,200	(763)	(707)	(1,470)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		28,200	(1,308)	(1,593)	(2,901)	0	(52)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		47,200	3,512	338	3,850	59	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		3,800	(1)	457	456	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		11,363	(3)	1,387	1,384	21	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		7,141	97	(930)	(833)	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		59,000	1,147	(200)	947	98	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	01/12/2029		2,365	0	305	305	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029		8,600	(26)	(1,006)	(1,032)	0	(16)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		2,810	(113)	(376)	(489)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		73,390	(5,265)	(4,507)	(9,772)	0	(128)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		44,200	2,283	(4,585)	(2,302)	0	(80)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		13,500	(254)	343	89	20	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029		4,500	(46)	(564)	(610)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		13,700	(1,410)	(72)	(1,482)	0	(25)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		6,800	179	294	473	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		4,805	21	866	887	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		3,900	259	(146)	113	5	0

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		12,200	(165)	2,065	1,900	17	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		38,250	4,949	3,289	8,238	45	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		46,980	1,980	6,323	8,303	60	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		8,305	320	381	701	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,510	42	41	83	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		1,300	(46)	51	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		4,400	(31)	1,482	1,451	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		4,100	(10)	1,529	1,519	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		1,400	(5)	493	488	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		5,700	537	2,025	2,562	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051		3,500	(1)	1,498	1,497	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	04/08/2051		2,100	1	(827)	(826)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		2,800	(106)	(1,027)	(1,133)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,900	1,128	1,335	2,463	0	(10)
Receive	1-Year BRL-CDI	11.823	Maturity	01/04/2027	BRL	40,300	0	(163)	(163)	1	0
Pay	1-Year BRL-CDI	12.047	Maturity	01/04/2027		39,700	0	198	198	0	(1)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	(712)	(88)	0	(2)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	284	286	7	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		2,600	39	(7)	32	8	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		3,500	303	1,104	1,407	0	(30)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		3,700	23	190	213	0	(6)
Pay(5)	CAONREPO Index	3.500	Semi-Annual	06/19/2034	CAD	2,000	69	(62)	7	0	(2)
Receive	CAONREPO Index	3.500	Semi-Annual	06/20/2044		1,300	14	1	15	6	0

							$8,438	$18,175	$26,613	$614	$(470)

Total Swap Agreements							$8,433	$18,188	$26,621	$614	$(470)

Cash of $7,216 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		04/2024			$310		EUR	284	$0		$(4)
BPS		04/2024		GBP	6,298		$7,995		46		0
		04/2024			$1,965		EUR	1,804	0		(18)
		04/2024			214		GBP	170	0		0
BRC		04/2024			3,136		TRY	101,351	0		(89)
		04/2024		ZAR	207		$11		0		0
		05/2024			$417		TRY	14,335	6		0
		06/2024			36		1,298		1		0
CBK		04/2024		GBP	57		$72		0		0
		04/2024			$115		EUR	105	0		(1)
DUB		04/2024		EUR	24,890		$27,053		201		0
GLM		04/2024			$404		TRY	13,579	8		0
		05/2024			184		6,334		3		0

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

06/2024	17	598	0	0
JPM	05/2024	12	420	0	0
06/2024	0	MXN	5	0	0
MBC	04/2024	GBP	50	$64	1	0
04/2024	$350	CAD	475	1	0
04/2024	7,875	GBP	6,235	0	(6)
05/2024	CAD	474	$350	0	(1)
05/2024	GBP	6,235	7,877	6	0
MYI	04/2024	CAD	476	351	0	(1)
04/2024	$24,563	EUR	22,697	0	(76)
05/2024	EUR	22,697	$24,592	77	0
RBC	04/2024	MXN	5	0	0	0
SSB	05/2024	3,678	216	0	(3)

Total Forward Foreign Currency Contracts	$350	$(199)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Panama Government International Bond	1.000%	Quarterly	12/20/2028	1.697%	$1,500	$(62)	$20	$0	$(42)
BRC	Egypt Government International Bond	1.000	Quarterly	12/20/2028	5.332	700	(121)	8	0	(113)
Panama Government International Bond	1.000	Quarterly	12/20/2028	1.697	1,600	(66)	22	0	(44)
CBK	Israel Government International Bond	1.000	Quarterly	06/20/2027	0.915	1,100	(5)	9	4	0
GST	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.993	500	70	(10)	60	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.083	200	(39)	8	0	(31)

Total Swap Agreements	$(223)	$57	$64	$(230)

(n)

Securities with an aggregate market value of $262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Investments in Securities, at Value
Loan Participations and Assignments	$0	$28,524	$7,710	$36,234
Corporate Bonds & Notes
Banking & Finance	0	52,546	0	52,546
Industrials	0	53,001	0	53,001
Utilities	0	9,197	0	9,197
Convertible Bonds & Notes
Banking & Finance	0	59	0	59
Municipal Bonds & Notes
California	0	1,743	0	1,743
Illinois	0	15	0	15
Michigan	0	2,379	0	2,379
Puerto Rico	0	592	0	592
West Virginia	0	2,346	0	2,346
U.S. Government Agencies	0	334,977	0	334,977
Non-Agency Mortgage-Backed Securities	0	62,558	1,309	63,867
Asset-Backed Securities	0	8,480	2,115	10,595
Sovereign Issues	0	8,951	0	8,951
Common Stocks
Communication Services	703	0	99	802
Energy	0	0	12	12
Financials	1,466	0	2,711	4,177
Health Care	0	0	9,525	9,525
Industrials	0	0	5,774	5,774
Utilities	0	0	886	886

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

Rights
Consumer Discretionary	1	0	0	1
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	3,301	0	3,301
Real Estate Investment Trusts
Real Estate	1,318	0	0	1,318
Short-Term Instruments
Repurchase Agreements	0	2,199	0	2,199
Short-Term Notes	0	8	0	8
U.S. Treasury Bills	0	1,898	0	1,898

$3,488	$572,774	$30,142	$606,404
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,350	$0	$0	$6,350

Total Investments	$9,838	$572,774	$30,142	$612,754

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,417)	$0	$(3,417)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	618	0	618
Over the counter	0	414	0	414

$0	$1,032	$0	$1,032
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(470)	0	(470)
Over the counter	0	(429)	0	(429)

$0	$(899)	$0	$(899)

Total Financial Derivative Instruments	$0	$133	$0	$133

Totals	$9,838	$569,490	$30,142	$609,470

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$19,077	$3,908	$(12,595)	$530	$(2,240)	$1,847	$0	$(2,817)	$7,710	$301
Non-Agency Mortgage-Backed Securities	1,151	350	(208)	1	(2)	17	0	0	1,309	7
Asset-Backed Securities	6,006	0	(2,581)	1	(4,784)	3,473	0	0	2,115	(1,118)
Common Stocks
Communication Services	173	0	0	0	0	(74)	0	0	99	(74)
Energy	13	0	0	0	0	(1)	0	0	12	0
Financials	2,269	0	0	0	0	442	0	0	2,711	437
Health Care	0	8,047	0	0	0	1,478	0	0	9,525	1,478
Industrials	5,762	400	0	0	0	(388)	0	0	5,774	(388)
Utilities	0	129	0	1	0	756	0	0	886	756
Rights
Industrials(2)	50	0	(98)	0	98	(50)	0	0	0	0
Warrants
Financials	76	0	(98)	0	98	(75)	0	0	1	0
Information Technology	429	0	(129)	0	0	(300)	0	0	0	0

Totals	$35,006	$12,834	$(15,709)	$533	$(6,830)	$7,125	$0	$(2,817)	$30,142	$1,399

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$3,545	Comparable Companies	EBITDA Multiple	X	14.000	—
4,114	Discounted Cash Flow	Discount Rate	9.180 - 26.480	9.180
51	Third Party Vendor	Broker Quote	102.500	—
Non-Agency Mortgage-Backed Securities	959	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2024 (Unaudited)

	350	Proxy pricing	Base Price		35.000	—
Asset-Backed Securities	2,003	Discounted Cash Flow	Discount Rate		12.000 - 17.000	13.310
	112	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	99	Reference instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	12	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	2,711	Comparable Companies	EBITDA Multiple	X	4.000	—
Health Care	9,525	Comparable Companies	EBITDA Multiple	X	14.000	—
Industrials	4,808	Comparable Companies/Discounted Cash Flow	Revenue multiple/EBITDA multiple/ Discount Rate	X/X /%	0.560/7.180/10.000	—
	820	Discounted Cash Flow	Discount Rate		15.380	—
	146	Indicative Market Quotation	Broker Quote		$2.625 - 18.940	18.897
Utilities	886	Comparable Companies	EBITDA Multiple	X	6.100	—
Warrants
Financials	1	Option Pricing Model	Volatility		40.000	—

Total	$30,142

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)			Sector type updated from Financials to Industrials since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. SECURITIES AND OTHER INVESTMENTS

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange

Notes to Financial Statements (Cont.)

Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund's transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$37,122	$(21,100)	$1	$4	$16,027	$312	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC
BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	RBC (Barbados) Trading Bank Corp.
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CDI	Natixis Singapore	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
DBL	Deutsche Bank AG London

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	TRY	Turkish New Lira
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar
CAD	Canadian Dollar	PEN	Peruvian New Sol	ZAR	South African Rand
EUR	Euro

Index/Spread Abbreviations:
CAONREPO	Canadian Overnight Repo Rate Average	EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
CDOR03	3 month CDN Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company